                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.


                                        /s/ ROBERT A. BELFER
                                        __________________________________
                                        Robert A. Belfer

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ NORMAN P. BLAKE, JR.
                                        __________________________________
                                        Norman P. Blake, Jr.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ RONNIE C. CHAN
                                        __________________________________
                                        Ronnie C. Chan

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ JOHN H. DUNCAN
                                        __________________________________
                                        John H. Duncan

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ JOE H. FOY
                                        __________________________________
                                        Joe H. Foy

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set her hand this 20th day of April, 1998.

                                        /s/ WENDY L. GRAMM
                                        __________________________________
                                        Wendy L. Gramm

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ KEN L. HARRISON
                                        __________________________________
                                        Ken L. Harrison

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ ROBERT K. JAEDICKE
                                        __________________________________
                                        Robert K. Jaedicke

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ KENNETH L. LAY
                                        __________________________________
                                        Kenneth L. Lay

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ CHARLES A. LEMAISTRE
                                        __________________________________
                                        Charles A. LeMaistre

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ JEROME J. MEYER
                                        __________________________________
                                        Jerome J. Meyer

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ JEFFREY K. SKILLING
                                        __________________________________
                                        Jeffrey K. Skilling

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ JOHN A. URQUHART
                                        __________________________________
                                        John A. Urquhart

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ JOHN WAKEHAM
                                        __________________________________
                                        John Wakeham

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ CHARLS E. WALKER
                                        __________________________________
                                        Charls E. Walker

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ BRUCE G. WILLISON
                                        __________________________________
                                        Bruce G. Willison

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of up to 20 million shares of Enron Corp. Common Stock, no par value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of April, 1998.

                                        /s/ HERBERT S. WINOKUR, JR.
                                        __________________________________
                                        Herbert S. Winokur, Jr.